NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS AND NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 4 OF THIS WARRANT.

                                     WARRANT

                           to Purchase Common Stock of

                             CALI REALTY CORPORATION

                            Expiring January 31, 2007

     This Warrant certifies that Timothy M. Jones, or registered and permitted assigns (the "Holder"), is entitled to, subject to the terms set forth below, subscribe for and purchase from Cali Realty Corporation, a Maryland corporation (the "Company"), One Hundred-Seventy Thousand (170,000) duly authorized, validly issued, fully paid and nonassessable shares of the Company's common stock, $.01 par value per share (the common stock, including any stock into which it may be changed, reclassified, or converted, and as it may be adjusted pursuant to
Section 4(B) below, is herein referred to as the "Common Stock"). This Warrant is one of a class of Warrants (the "RM Warrants") of the Company issued to purchase an aggregate of 400,000 shares of Common Stock pursuant to Section 12.1(h) of the Contribution and Exchange Agreement dated January 24, 1997 by and between the Company, Cali Realty, L.P., a Delaware limited partnership, Robert Martin Company, LLC ("RMC LLC"), a limited liability company organized under the laws of the State of New York, and Robert Martin-Eastview North Company, L.P., a New York limited partnership.

     This Warrant is subject to the following provisions, terms and conditions:

Section 1. Exercise of Warrant.

     To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office in Cranford, New Jersey, (a) a written notice, in substantially the form of the Exercise Notice appearing at the end of this Warrant, of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) cash or a certified check payable to the Company, or such other consideration as determined in accordance with Section 2(D) below, in an amount equal to the aggregate purchase price of the number of shares of Common Stock being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a stock certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in such denominations as may be specified in such notice and shall be issued in the name of the Holder or, subject to Sections 2(E) and (F) and Sections 4(H) and (I) below, such other name as shall be designated in such notice. Such stock certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares immediately prior to the close of business on the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants, except that, in case such stock certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

     All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a national securities exchange or quoted on an automated quotation system, shall be duly listed or quoted thereon.

     The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the purchase price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.

Section 2. Terms and Conditions of Warrants.

     (A) Exercise Period. Each Warrant shall vest over a three-year period (subject to acceleration in accordance with the terms of this Warrant), with one-third of such Warrant vesting on the first anniversary of the date hereof, one-third vesting on the second anniversary of the date hereof, and one-third vesting on the third anniversary of the date hereof, and shall expire at 5:00 p.m., New York City time, on January 31, 2007, or in connection with the Holder's earlier termination of employment with the Company as provided in paragraph 2(E) below (the "Expiration Date").

     (B) Purchase Price. The purchase price per share of Common Stock shall be equal to the fair market value of the Common Stock on the date hereof. For purposes of this paragraph 2(B), "fair market value" means the closing price as quoted on the New York Stock Exchange at the end of the last business day preceding the date hereof as reported in the New York edition of The Wall Street Journal. It is agreed that such purchase price is $33.00 per share.

     (C) Exercise of Warrant. No part of any Warrant may be exercised at the time of vesting unless the Holder shall have remained in the employ of the Company for such period as to which such portion of the Warrant has vested, except as otherwise provided in paragraph 2(E) below.

     (D) Payment of Purchase Price upon Exercise. Subject to the terms of
Section 2(F) hereof, the purchase price of the Common Stock as to which a Warrant is exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Executive Compensation Committee of the Board of Directors of the Company (the "Board of

Directors") or such other committee that the Board of Directors may appoint to administer the Warrants (the "Committee"), deems appropriate, including, but not limited to, loans from the Company or a third party, Common Stock already owned by the Holder having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Common Stock having a total fair market value, as so determined, equal to the purchase price. The Committee in its sole discretion may also provide that the purchase price may be paid by delivering a properly executed exercise notice in a form approved by the Committee, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of applicable sale or loan proceeds to pay the purchase price.

     (E) Exercise in the Event of Death, Disability, Retirement or Other Termination of Employment, or Change in Control.

          (1) Death or Disability. If a Holder's employment by the Company shall terminate because of his or her death or permanent disability, the Committee may, in its sole discretion, accelerate in whole or in part, any or all Warrants which the Holder shall not then have been entitled to exercise. If a Holder shall die (i) while an employee of the Company, or
     (ii) within twelve (12) months after termination of his or her employment with the Company because of his or her permanent disability, such Holder's Warrants may be exercised, to the extent that such Holder shall have been entitled to do so on the date of his or her death or such termination of employment (including, without limitation, by acceleration or otherwise) by the Holder's Beneficiary (as defined below) or by the person or persons to whom the Holder's rights under the Warrants pass by will or applicable law, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, but not later than the Expiration Date or one year after the Holder's death, whichever date is earlier. If a Holder's employment by the Company shall terminate because of his or her permanent disability, such Holder may exercise his or her Warrants, to the extent that such Holder shall have been entitled to do so at the date of the termination of his or her employment (including, without limitation, by acceleration or otherwise), at any time, or from time to time, but not later than the Expiration Date or one year after termination of employment because of his or her permanent disability, whichever date is earlier.

          (2) Change in Control. In the event a Holder's employment shall terminate within six (6) months following a Change in Control (as defined below), all Warrants which the Holder shall not then have been entitled to exercise shall be accelerated immediately prior to or concurrently with the occurrence of the Change in Control and the Holder shall have the right to exercise all such Warrants at any time or from time to time through the Expiration Date.

          (3) Good Reason. If a Holder terminates his or her employment for Good Reason (as defined below), the Committee may, in its sole discretion, accelerate in whole or in part, any or all Warrants which the Holder shall not then have been entitled to exercise. If a Holder's employment by the Company shall terminate for Good Reason, such Holder may exercise his or her Warrants, to the extent that such Holder shall have been entitled to do so at the date of the termination of his or her employment (including, without limitation, by acceleration or otherwise), at any time, or from time to time, but not later than the Expiration Date or ninety (90) days after termination of employment, whichever date is earlier.

          "Good Reason" shall mean (A) any assignment to the Holder of any duties materially different from those contemplated by his or her employment agreement, or any limitation of the powers of the Holder in any respect not contemplated by his or her employment agreement or other material breach of his or her employment agreement by the Company, (B) a material reduction in the Holder's Annual Base Salary (as defined in the Holder's employment agreement) as in effect at the time in question, or any other material failure by the Company to comply with Paragraph 3 of the employment agreement; provided, however, that in the event Holder is not awarded a bonus or other discretionary payment or discretionary award described in Paragraph 3 of the employment agreement, it shall not be deemed a failure, (C) the Company shall have given notice pursuant to Paragraph 1 of the employment agreement that it does not wish to extend the employment agreement, except in connection with termination of the Holder's employment for Cause (as defined in Section 4(A) below) or by reason of death or Disability (as defined below), or (D) failure of the Company to obtain the assumption of the obligation to perform the employment agreement by any successor as contemplated in Paragraph 9(a) of the employment agreement.

               (4) Subject to Section 4(A) below, if a Holder's employment shall terminate for any reason other than death, Disability, Good Reason or a Change in Control (each as defined below) as aforesaid, all rights to exercise his or her Warrant shall terminate at the Expiration Date or three (3) months after termination of employment, whichever date is earlier; provided, however, that the Committee may, in its sole discretion, grant new Warrants or modify outstanding Warrants to permit their exercise upon a Holder's termination of employment due to retirement with the consent of the Company until the earlier of the Expiration Date or twelve (12) months after termination of employment.

          "Beneficiary" means the beneficiary or beneficiaries designated in accordance with Section 4(H) to receive the amount, if any, payable under the Warrant upon the death of a Holder.

          "Change in Control" means that any of the following events has occurred:

          (i) any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than any employee benefit plan sponsored by the Company, becomes the "beneficial owner", as such term is used in Section 13 of the Exchange Act, of thirty percent (30%) or more of the Common Stock of the Company issued and outstanding immediately prior to such acquisition;

          (ii) any Common Stock of the Company is purchased pursuant to a tender or exchange offer other than an offer by the Company; or

          (iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than thirty percent (30%) of the voting power of the surviving or acquiring Company.

provided, however, that notwithstanding anything herein to the contrary, no Change in Control shall be deemed to have occurred and no rights arising upon a Change in Control described in Section 2(E) shall exist unless the Board of Directors directs to the contrary by resolution adopted prior to the Change in Control. Any resolution of the Board of Directors adopted in accordance with the provisions of this Section directing that this Section 2(E) or any of such Section become ineffective may be rescinded or countermanded at any time with or without retroactive effect by such Board.

     "Disability" means the determination by the Company, upon the advice of an independent qualified physician, reasonably acceptable to the Holder, that the Holder has become physically or mentally incapable of performing his duties under any employment agreement or otherwise and such disability has disabled the Holder for a cumulative period of one hundred eighty (180) days within a twelve
(12) month period.

     (F) Repurchase Right. In the event of termination of the Holder's employment as a result of either (i) death or Disability, (ii) termination by the Company for any reason other than Cause or (iii) termination by the Holder of his employment for Good Reason, the Holder shall be entitled, at the option of the Holder, his estate or his personal representative, within ninety (90) days (one (1) year in the case of termination as a result of the Holder's death or Disability) of the date of such termination, to require the Company (upon written notice delivered within one hundred eighty (180) days following the date of termination) to repurchase all or any portion of the Holder's vested Warrants at a price equal to the difference between the fair market value (as defined below) of the shares of Common Stock for which the Warrants to be repurchased are exercisable and the exercise price of such Warrant as of the date of the Holder's termination of employment. For purposes of this paragraph 2(F), "fair market value" means the average of the closing price on the New York Stock Exchange of the Common Stock on each of the trading days within the thirty (30) days immediately preceding the date of termination of the Holder's employment.

     (G) Transferability and Exercise of Warrants. Subject to the provisions of any registration rights agreement entered into in connection with the registration of shares of Common Stock underlying the RM Warrants, no Warrant shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Holder, a Warrant shall be exercisable only by the Holder. This Warrant shall be exercisable or convertible (a) only under circumstances such that the issue of Common Stock issuable upon such exercise or conversion is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities law or (b) upon registration of such Common Stock in compliance therewith; provided, however, that the foregoing shall not apply if this Warrant is exercised by the original Holder hereof. This Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable state securities law. By acceptance hereof, the Holder agrees to comply with such laws.

     (H) Investment Representation. The Holder, by acceptance hereof, (i) hereby represents that he or she is an "Accredited Investor" under Rule 501(a) of Regulation D promulgated under Section 4(2) of the 1933 Act, and (ii) acknowledges that this Warrant and, to the extent not registered under the 1933 Act, any Common Stock purchased or acquired pursuant hereto is being or will be acquired solely for the Holder's own account and not as a nominee for any other party, and with a current investment intent and not with a view to distribution thereof. The Holder (or any person acting under Sections 2(E), (F) or (G) above) shall deliver to the Company, at the time of any exercise of a Warrant or portion thereof, a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and, if applicable, that he or she is the original Holder of this Warrant. Delivery of such representation prior to the delivery of any Common Stock issued upon exercise of a Warrant and prior to the expiration of the Warrant period shall be a condition precedent to the right of the Holder or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered upon the exercise of a Warrant with respect to which such an investment representation has been obtained, the Company may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

Section 3. Transfer, Division and Combination.

     The Company agrees to maintain at its principal office in Cranford, New Jersey, books for the registration and transfer of this Warrant, and, subject to the provisions of Section 2(G) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued. All of the provisions of this Section 3 are subject to the provisions of Sections 2(E),
(F) and (G) above.

Section 4. General Provisions

     (A) Termination for Cause. Notwithstanding anything herein contained to the contrary, if a Holder's employment is terminated for Cause, all Warrants, to the extent not vested on the date of termination, shall be forfeited. "Cause" shall mean (1) the willful and continued failure by the Holder to substantially perform his or her duties under his or her employment agreement with the Company, if any, or otherwise (other than any such failure resulting from the Holder's incapacity due to physical or mental illness) for a period of thirty
(30) days after written demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the Holder has not substantially performed his or her duties, or (2) willful misconduct by the Holder which is materially injurious to the Company, monetarily or otherwise, or (3) the willful violation by the Holder of the provisions of any covenant not to compete or breach of confidential information with respect to the Company. For purposes of this Paragraph 4(A), no act, or failure to act, on the Holder's part shall be considered "willful" unless done, or omitted to be done, by him or her not in good faith and without reasonable belief that his or her action or omission was in furtherance of the interests of the Company.

     (B) Certain Adjustments. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares subject to Warrants in and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Holders hereunder. Any adjustment of a Warrant pursuant to this Section 4(B) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Internal Revenue Code of 1986, as amended from time to time, unless the holder of such Warrant shall agree otherwise. The Committee shall give notice to each Holder of any adjustment made pursuant to this Section 4(B) and, upon notice, such adjustment shall be effective and binding for all purposes under this Warrant.

     (C) Successor Company. The obligations of the Company under this Warrant shall be binding upon any successor Company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor Company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Holders' rights under this Warrant in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

     (D) No Claim or Right. Nothing contained herein nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

     (E) Awards Not Treated as Compensation Under Benefit Plans. No Warrant shall be considered as compensation under any employee benefit plan of the Company, except as specifically provided in any such plan or as otherwise determined by the Board of Directors.

     (F) Listing and Qualification of Common Stock. The Company, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of a Warrant until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Holder, Beneficiary or legal representative to make such representations and furnish such information as it may consider reasonably appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations. The Company covenants, however, to effect the listing of the Common Stock underlying the Warrants on the New York Stock Exchange prior to December 1997.

     (G) Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Warrants exercised pursuant to this Agreement including, but not limited to (i) deducting the amount required to be withheld from any other amount then or thereafter payable to a Holder, Beneficiary or legal representative, and (ii) requiring a Holder, Beneficiary or legal representative to pay to the Company the amount required to be withheld as a condition of releasing Common Stock. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Holders shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the issuance of Common Stock at a rate up to such Holder's maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Company deduct from the number of shares Common Stock otherwise deliverable upon exercise of a Warrant such number of shares of Common Stock as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Company such portion of the Common Stock delivered upon exercise of the Warrant as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Company such Common Stock or combination of Common Stock and cash as shall have a value equal to the amount of tax to be withheld.

     (H) Designation and Change of Beneficiary. Each Holder shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under this Warrant upon his or her death. A Holder may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Holder's death, and in no event shall it be effective as of a date prior to such receipt.

     (I) Payments to Persons Other Than A Holder. If the Committee shall find that any person to whom any amount is payable under this Warrant is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (J) General Creditor Status. Holders shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained herein, and no action taken pursuant hereto, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth herein; provided, however, that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created hereunder to deliver Common Stock or pay cash; provided, further, however, that, unless the Committee otherwise determines with the consent of the affected Holder, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the 1994 Employee Stock Option

Plan of Cali Realty Corporation.

     (K) No Liability of Committee Members. The Holder of this Warrant agrees that no member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith.

Section 5. Covenant to Reserve Shares of Common Stock.

     The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to this Warrant, sufficient to enable it at any time to fulfill all its obligations hereunder.

Section 6. Notices.

         In the event that:

               (a) the Company proposes to pay any dividend payable in stock (of any class or classes) or any obligations or stock convertible into or exchangeable for shares of Common Stock upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock,

               (b) the Company proposes to grant to the holders of its Common Stock generally any rights or Warrants (excluding any Warrants granted to any employee, director, officer, contractor or consultant of the Company pursuant to any plan approved by the Board of Directors of the Company),

               (c) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company,

               (d) the Company proposes to consolidate with, or merge into, any other Company or to transfer its property as an entirety or substantially as an entirety, or

               (e) the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to the holder of this Warrant not less than 30 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or Warrants, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

     Any notice or other document required or permitted to be given or delivered to the holder of this Warrant shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the Holder at the last address shown on the books of the Company maintained for the registry and transfer of this Warrant. Any notice or other document required or permitted to be given or delivered to holders of record of Common Stock issued pursuant to this Warrant shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to Holder at Holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the principal office of the Company in Cranford, New Jersey, or delivered to the office of one of the Company's executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of such Warrants and the holders of record of such Common Stock.

Section 7. Limitation of Liability; Not Shareholders.

     No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

Section 8. Loss, Destruction, etc, of Warrant.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of any Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

Section 9. Registration Rights.

     As used in this Section 9, the term "Registrable Stock" shall mean (i) all shares of Common Stock that may be issued upon exercise of this Warrant (and all shares of Common Stock that may thereafter be issued in respect of such Warrant) that is from time to time outstanding.

     References in this Warrant to rules, regulations and forms promulgated by the Securities and Exchange Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

     The rights and obligations of the Company and the Holder with respect to the Registrable Stock are set forth in a Registration Rights Agreement, dated January 31, 1997, between the Company, the Holder and the other signatories thereto, and shall supersede any registration rights and obligations of the Company and the Holder existing prior to the date hereof with respect to the Registrable Stock.

Section 10. Amendments.

     Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of the RM Warrants that are exercisable for a number of shares of Common Stock that represent in the aggregate at least a majority of the total number of shares of Common Stock for which all of the RM Warrants are then exercisable (whether or not the holder of this Warrant consents).

Section 11. Governing Law and Consent to Jurisdiction.

     This Warrant shall be governed by the laws of the State of New York without regard to its conflict of laws principles or rules. This Warrant shall be deemed to have been executed and delivered at and shall be deemed to have been made in New York, New York.

     Any legal action, suit or proceeding arising out of or relating to this Warrant may only be instituted in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and the Company agrees not to assert, by way of motion, as a defense or otherwise, in any action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding if brought in such courts, would be an inconvenient forum, that the venue of the action, suit or proceeding, if brought in any of such courts, is improper or that this Agreement or the subject matter may not be enforced in or by such courts on jurisdictional grounds.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.

Dated:   January 31, 1997

                                          CALI REALTY CORPORATION

                                          By: /s/ Roger W. Thomas
                                              ----------------------------------
                                              Name:  Roger W. Thomas
                                              Title: Vice President and
                                                     General Counsel

                                 EXERCISE NOTICE

     The undersigned, the Holder, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, ____________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of $_________ cash and/or by cancellation of $__________ of indebtedness of the Company to the Holder hereof and requests that, subject to the terms and conditions of the Warrant, certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to ______________________ whose address is _______________________________________, and whose social security or employer identification number is ____________.

     The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for the Holder's own account and not as a nominee for any other party, for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows:

          THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT TO RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

     In addition, the undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, stop transfer instructions will be entered on the Company's stock transfer records with respect to Common Stock issued upon this exercise.

Dated:                         __________________________
                               Signature guaranteed:

                             AMENDMENT NO. 1 TO THE

                                     WARRANT

                           to Purchase Common Stock of

                             Cali Realty Corporation

     This Amendment No. 1 is made, effective as of January 31, 1997, by and between Cali Realty Corporation, a Maryland corporation (the "Company") and Timothy M. Jones, or registered and permitted assigns (the "Holder").

                               W I T N E S S E T H

     WHEREAS, the Company granted the right to purchase 170,000 shares of Common Stock of the Company to the Holder pursuant to a warrant dated January 31, 1997 (the "Warrant"); and

     WHEREAS, the Company and Holder have agreed to amend the terms of the Warrant to provide for full vesting upon a Change in Control; and

     WHEREAS, the Holder and Brad W. Berger together hold a majority of the RM Warrants and by executing this document consent to the foregoing amendment, as required by Section 10 of the Warrant.

     NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

     1. Section 2(E)(2) of the Warrant, "Change in Control", shall be deleted in its entirety and amended to read as follows:

               "Change in Control. In the event of a Change in Control (as defined below), all Warrants which the Holder shall not then have been entitled to exercise shall be accelerated immediately prior to or concurrently with the occurrence of the Change in Control and the Holder shall have the right to exercise all such Warrants at any time or from time to time through the Expiration Date."

     2. Except as specifically amended above, the Warrant and all provisions thereof shall remain in full force and effect and are hereby ratified and confirmed.

     3. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Warrant to "this Warrant", "hereunder", "hereof", "herein" or words of like import, and each reference to the Warrant in any document relating to the Warrant shall mean and be a reference to the Warrant as amended hereby.

     4. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Holder under the Warrant nor constitute a waiver of any provision of the Warrant.

     5. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     7. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified, or ascribed thereto by reference, in the Warrant.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first written above.

                                          CALI REALTY CORPORATION

                                          By: /s/ Roger W. Thomas
                                              -------------------------
                                              Name:  Roger W. Thomas
                                              Title: Vice President and
                                                     General Counsel


                                          /s/ Timothy M. Jones
                                          -----------------------
                                          Timothy M. Jones

     I hereby consent, as required by Section 10 of the RM Warrants, to the amendment of the aforementioned Warrant to provide for full vesting upon a Change in Control as set forth herein.

                                            /s/ Brad W. Berger
                                            -----------------------
                                            Brad W. Berger